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                                                                   Exhibit 23.1


                             ARTHUR ANDERSEN LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 26, 1998 included in Selfcare, Inc.'s Form 10-KSB for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.



                                        /s/ ARTHUR ANDERSEN LLP
                                        -------------------------------
                                        ARTHUR ANDERSEN LLP


Boston, Massachusetts
May 18, 1998